UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      October 25, 2010

FLINT TELECOM GROUP, INC.

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(Exact Name of Registrant as Specified in its Charter)

          Nevada                                             000-21069                             36-3574355
                                              (State or other jurisdiction of           (Commission                       (I.R.S. Employer
                                            incorporation or organization)            File Number)                     Identification No.)

7500 College Blvd., Suite 500, Overland Park, KS                                                  66210
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(Address of Principal Executive Offices)                                                          (Zip Code)

(913) 815-1570
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(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 25, 2010, Flint Telecom Group, Inc. (“Flint”) acquired all of the stock of Ingedigit International, Inc. (“III”) and Gotham Ingedigit Financial Processing Corp dba Power2Process (“P2P”), both Florida corporations, through a merger of each of those companies into two wholly-owned subsidiaries of Flint, in exchange for a maximum potential total of 600,000 shares of Flint’s Series H Convertible Preferred Stock (the “Merger Stock”), pursuant to an Agreement and Plan of Merger dated October 5, 2010 (the “Merger Agreement”).  300,000 shares of the Merger Stock were issued on the Closing Date.  The remaining 300,000 shares of the Merger Stock may be issued, in two tranches of 150,000 each,  during the 12 and 24 months following the Closing Date if either or both of the Targets meet or exceed the revenue and/or other operating targets as mutually agreed upon by Flint and the Targets as of the Closing Date.

The Series H Convertible Preferred Stock has a $10.00 per share liquidation value, a $0.001 par value, one vote for each preferred share issued, and is convertible on or after a period of twelve months from the Closing Date into common stock at a 25% discount to the Market Price.  Market Price is defined as the average closing price per share over the twenty trading days prior to the date of conversion. Provided, however, that the conversion price shall never be lower than ten percent of the Market Price on the Closing Date. Based on the current Market Price of $0.004 per share and assuming that the Market Price does not improve over the next 12 months, the maximum number of common shares potentially convertible from the 300,000 shares of Series H Convertible Preferred Stock issued at the Closing is 750,000,000 common shares, with an additional 750,000,000 shares potentially to be issued upon conversion at the end of the 24 and 36 months following the Closing Date, should an additional 300,000 shares of preferred stock be issued pursuant to the Merger Agreement. However, the P2P and III shareholders as a group cannot hold more than 4.99% of Flint’s total issued and outstanding common stock at any one time.

Flint will incur no placement agent fees or expenses as part of this transaction.  The foregoing descriptions of the Merger Agreement and the Merger Stock are qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and the Form of Certificate of Designation of Series H Preferred Stock, which were attached as Exhibits 2.1 and 2.2 to Flint’s previous SEC Form 8-K filed on October 6, 2010, and each are incorporated herein by reference.

III was founded in 2001 and P2P was founded in 2006, and both are incorporated and have offices located in Florida. III is a U.S. based international pre-paid debit card company, partnered with both U.S. banks and international banks to offer debit cards to their customers.  P2P is a U.S. based financial transaction processing and technology company, working with banking clients and other program sponsors globally.

On September 22, 2010, September 29, 2010 and October 6, 2010, Flint issued press releases with respect to this transaction.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the merger as discussed above in Item 2.01, Flint issued 300,000 shares of Series H Convertible Preferred Stock to the Shareholders of III and P2P.  These shares of Series H Convertible Preferred Stock are convertible on or after a period of twelve months from the Closing Date into common stock at a 25% discount to the Market Price.  Market Price is defined as the average closing price per share over the twenty trading days prior to the date of conversion. Provided, however, that the conversion price shall never be lower than ten percent of the Market Price on the Closing Date. Based on the current Market Price of $0.004 per share and assuming that the Market Price does not improve over the next 12 months, the maximum number of common shares potentially convertible from the 300,000 shares of Series H Convertible Preferred Stock issued at the Closing is 750,000,000 common shares. However, the P2P and III shareholders as a group cannot hold more than 4.99% of Flint’s total issued and outstanding common stock at any one time.

In connection with the merger as discussed above in Item 2.01, Flint may issue up to an additional 300,000 shares of Series H Convertible Preferred Stock to the Shareholders of III and P2P.  These additional 300,000 shares may be issued in two tranches of 150,000 each,  during the 12 and 24 months following the Closing Date if either or both of the Targets meet or exceed certain revenue and/or other operating targets. Based on the current Market Price of $0.004 per share and assuming that the Market Price does not improve, the maximum number of common shares potentially convertible from these additional 300,000 shares of Series H Convertible Preferred Stock is 750,000,000 common shares.

We believe our offering and sale of the securities in the above transaction, made to accredited investors and certain persons outside of the United States, was exempt from registration under Section 4(2) of the Securities Act and Regulation D and Regulation S, promulgated thereunder.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
2.1	Agreement and Plan of Merger dated October 5, 2010.	Incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed on October 6, 2010.
2.2	Form of Certificate of Designation of Series H Preferred Stock.	Incorporated by reference to Exhibit 2.2 to the Registrant’s Form 8-K filed on October 6, 2010.
99.1	Press Release of Flint Telecom Group, Inc. issued on September 22, 2010.	Incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on October 6, 2010.
99.2	Press Release of Flint Telecom Group, Inc. issued on September 29, 2010.	Incorporated by reference to Exhibit 99.2 to the Registrant’s Form 8-K filed on October 6, 2010.
99.3	Press Release of Flint Telecom Group, Inc. issued on October 6, 2010.	Incorporated by reference to Exhibit 99.3 to the Registrant’s Form 8-K filed on October 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.

Date:   October 28, 2010                                                                       By:  /s/ Vincent Browne
Vincent Browne,
Chief Executive Officer